Exhibit 10.1


                                SECOND AMENDMENT


            Second Amendment (the "Amendment"), dated August 30, 1999, between Marketing Services Group, Inc., a Nevada corporation, and General Electric Capital Corporation ("GE Capital"), a New York corporation.

                                   WITNESSETH:

            WHEREAS, Company is in the process of arranging a private placement (the "1999 Private Placement") of a minimum of 2,250,000 shares of its common stock, par value $.01 per share (the "Common Stock"), up to a maximum of 4,000,000 shares of Common Stock;

            WHEREAS, Company issued a $10,000,000 promissory note to GE Capital on May 17, 1999 at an interest rate of twelve percent (12%) per annum, maturing on November 17, 1999 (the "Note");

            WHEREAS, Company issued a warrant (the "Original Warrant") to GE Capital, dated December 24, 1997, to purchase up to 10,670,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock");

            WHEREAS, Company and GE Capital entered into a Registration Rights Agreement, dated as of December 24, 1997 (the "Registration Rights Agreement");

            WHEREAS, Company issued a warrant to GE Capital, dated May 17, 1999, to purchase 300,000 shares of Common Stock (the "New Warrant," together with the Original Warrant, the "Warrants");

            WHEREAS, Company and GE Capital entered into an amendment, dated May 17, 1999, amending the terms of the terms of the Original Warrant and the Registration Rights Agreement; and,

            WHEREAS, Company and GE Capital desire to amend the terms of each of the Original Warrant, the New Warrant, the Registration Rights Agreement and the Note as set forth herein;

            NOW, THEREFORE, in consideration of the premises and agreements hereinafter contained, it is agreed as follows:

1.    Amendment of Original Warrant.
      -----------------------------

          The Original Warrant is hereby amended as follows:

                  (a)  The  definition  of  "Qualified  Secondary  Offering"  in
            Section 1 of the Original Warrant is hereby deleted in its entirety and replaced with the following:

            "Qualified Secondary Offering" means a sale of the Company's Common Stock pursuant to (i) a public offering of the Company's Common Stock on Form S-1 (or any other appropriate general or short registration form under the Securities Act of 1933, as amended) pursuant to which the Common Stock is offered (whether or not for the Company's account) for at least $8.75 per share or (ii) a Qualified Private Placement for at least $8.75 per share, in each case such $8.75 price shall be subject to appropriate adjustment if any of the events set forth in Section 4.2 shall occur.

                  (b) The  following  definition  shall be  inserted  after  the definition of "Purchase Agreement" in Section 1:

            "Qualified Private Placement" means a sale of Common Stock by GE Capital in a private placement which shall occur contemporaneously with a private placement by the Company whereby the Common Stock is sold on behalf of GE Capital at the price per share of Common Stock received by the Company less placement agent fees applicable to such shares (which shall not exceed 6%); provided that GE Capital shall not be required to make any representations or warranties or indemnify any party with respect to the sale of its shares other than customary representations and warranties regarding its ownership of its shares of Common Stock sold thereunder, its authority to sell such shares, and that such shares are being sold free and clear of all liens and encumbrances, except as provided by applicable securities laws.

                  (c) Section  4.1(b) of the Original  Warrant is hereby deleted in its entirety and replaced with the following:

                  "(b) Notwithstanding the foregoing, if the Company consummates a Qualified Secondary Offering pursuant to which GE Capital has the ability to sell at least 1,766,245 shares of Common Stock on or after December 20, 1999 and on or before April 30, 2000, this Warrant shall be cancelled upon such consummation."

2. Amendment of the New Warrant. The New Warrant is hereby amended as follows:
   ----------------------------

                  (a)  The  definition  of  "Qualified  Secondary  Offering"  in
            Section 1 of the New Warrant is hereby deleted in its entirety and replaced with the following:

             "Qualified Secondary Offering" means a sale of the Company's Common
            Stock pursuant to (i) a public offering of the Company's Common Stock on Form S-1 (or any other appropriate general or short registration form under the Securities Act of 1933, as amended), pursuant to which the Common Stock is offered (whether or not for the Company's account) for at least $8.75 per share or (ii) a Qualified Private Placement for at least $8.75 per share, in each case such $8.75 price shall be subject to appropriate adjustment if any of the events set forth in Section 4.2 shall occur, which in each case shall be consummated on or after December 20, 1999 and on or before April 30, 2000 and in each case pursuant to which GE Capital has the ability to sell at least 1,766,245 shares of Common Stock.

                  (b) The  following  definition  shall be  inserted  after  the definition of "Purchase Agreement" in Section 1:

            "Qualified Private Placement" means a sale of Common Stock by GE Capital in a private placement which shall occur contemporaneously with a private placement by the Company whereby (i) the Common Stock is sold on behalf of GE Capital at the price per share of Common Stock received by the Company less placement agent fees applicable to such shares (which shall not exceed 6%) and (ii) GE Capital shall not be required to make any representations or warranties or indemnify any party with respect to the sale of its shares other than customary representations and warranties regarding its ownership of its shares of Common Stock sold thereunder, its authority to sell such shares, and that such shares are being sold free and clear of all liens and encumbrances, except as provided by applicable securities laws.

                  (c) The definition of "Adjusted  Offering  Price" in Section 1 of the New Warrant is hereby deleted in its entirety and replaced with the following:

            "Adjusted Offering Price" shall be an amount equal to the product of
            (x) 1/3, and (y) the price per share at which the Common Stock is offered to the public or sold in private placement of Common Stock owned by GE Capital in a Qualified Secondary Offering."

                  (d) The  following  new  section  shall be inserted as Section
                      9.4:

                  "9.4.  Lockup  Arrangements.  Upon the  closing of a Qualified
            Secondary Offering which is a Qualified Private Placement, GE Capital and the Company shall enter into a Lock-up Agreement, providing, in part, that GE Capital, directly or indirectly, shall not sell, transfer, pledge, hypothecate or otherwise encumber or dispose of (a "Restricted Transfer") any shares of Common Stock for a period of 90 days from such closing, unless consented to by the placement agents for such offering and the Company. GE Capital hereby also agrees not to engage in a Restricted Transfer with respect to any shares of Common Stock of the Company prior to the earlier of 90 days following the final closing of the 1999 Private Placement or December 20, 1999."

3. Amendments to the Note. The Note is hereby amended as follows:
   ----------------------

                  (a) The words  "November  17,  1999" in the ninth  line of the
            Note shall be deleted and replaced with the phrase "October 15, 2000" and all references to the Maturity Date in the Note shall mean October 15, 2000.

                  (b) The following  sentences  shall be inserted after the last sentence of the first paragraph of the Note: "In the event that the Company completes a private placement occurring on or before December 20, 1999 (the "1999 Private Placement") whereby $20,000,000 of net proceeds from the sale of its common stock, par value $.01 per share (the "Common Stock"), are received by the Company, the Company shall pay $5,000,000 of principal on this Note, together with accrued and unpaid interest thereon, with the proceeds thereof within five business days of the closing of such offering. In the event that the Company completes the 1999 Private Placement whereby $30,000,000 of net proceeds from the sale of the Common Stock are received by the Company, the Maturity Date shall be July 1, 2000, and all references to the Maturity Date in the Note shall mean July 1, 2000. Upon consummation of a Qualified Secondary Offering (as such term is defined in the Warrant, dated May 17, 1999, issued by the Company to GE Capital, as amended, to purchase 300,000 shares of Common Stock), other than the 1999 Private Placement, the Company shall pay the entire remaining principal balance of this Note, together with accrued and unpaid interest thereon, with the proceeds thereof within five business days of the closing of such offering."

                  (c) The first  sentence of Section 1(a) of the Note is deleted in its entirety and replaced by the following:

                  "Company  shall pay  interest to Holder in arrears  quarterly, commencing on August 17, 1999, and on the Maturity Date (each an "Interest Payment Date"), at a rate equal to (i) for the period commencing from the date hereof to April 30, 2000, twelve percent (12%) per annum, (ii) for the period commencing May 1, 2000 to August 31, 2000, fourteen percent (14%) per annum and (iii) for the period commencing September 1, 2000 to the Maturity Date, sixteen percent (16%) per annum, each such rate based on a year of 360 days for the actual number of days elapsed, and based on the amounts outstanding from time to time under this Note."

4.    Amendment of  Registration Rights Agreement.
      -------------------------------------------

          The Registration Rights Agreement is hereby amended so that the term "Warrant", as used therein, is deemed to refer to each of the Original Warrant and New Warrant as amended hereby, or as hereafter amended or modified. GE Capital hereby waives its rights to an incidental registration as contemplated by Section 3 of the Registration Rights Agreement in connection with any registration rights granted to purchasers of Common Stock issued to them in connection with the 1999 Private Placement, but only as to a registration statement filed in calendar year 1999.

5.    Other Agreements.
      ----------------

          The Company hereby agrees that the indemnification and contribution provisions of the Registration Rights Agreement shall apply with respect to a Qualified Private Placement (as defined in the Warrants) as if the shares had been sold pursuant to a registration statement filed with the Securities and Exchange Commission. The Company further represents, warrants and covenants that such Qualified Private Placement and any private placement contemporaneously conducted by the Company will be exempt from registration under Section 5 of the Securities Act of 1933, as amended, pursuant to the provisions of
          Section 4(2) and Regulation D thereunder. The Company shall deliver to GE Capital a copy of the opinion of its counsel to the placement agents for such Company private placement with a letter from such counsel stating GE Capital may rely on such opinion and which shall confirm the forgoing representation.

6.    Full Force and Effect.
      ---------------------

          Except as specifically amended hereby, all of the terms and provisions of the Original Warrant, New Warrant, Registration Rights Agreement and the Note shall remain in full force and effect.

7.    Counterparts.
      ------------

          This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.



      IN WHITNESS WHEREOF, Company and GE Capital have executed this Amendment as of the day and year first written above.


                                    MARKETING SERVICES GROUP, INC.


                                    By:    /s/ Jeremy Barbera
                                           ------------------
                                        Name:  J. Jeremy Barbera
                                        Title:   Chairman & CEO

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:    /s/ Michael Pralle
                                           ------------------
                                        Name:  Michael Pralle
                                        Title:    Vice President